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EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                        PURSUANT TO 18U.S.C. SECTION 1350


In connection with the Quarterly Report of Ace Marketing & Promotions, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dean L. Julia, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                         /S/ DEAN L. JULIA
                                         -----------------------------------
                                         DEAN L. JULIA
                                         CHIEF EXECUTIVE OFFICER
                                         November 16, 2009